Page 33 of 35 Pages


                                    EXHIBIT F

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the PE Corporation-Celera Genomics Group Common Stock of PE Corporation dated as of May 20, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  May 20, 1999             QUANTUM INDUSTRIAL PARTNERS LDC


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


Date:  May 20, 1999             QIH MANAGEMENT INVESTOR, L.P.

                                By:     QIH Management, Inc.,
                                        its General Partner


                                        By:     /S/ MICHAEL C. NEUS
                                                --------------------------------
                                                Michael C. Neus
                                                Vice President


Date:  May 20, 1999            QIH MANAGEMENT, INC.


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Vice President


Date:  May 20, 1999            SOROS FUND MANAGEMENT LLC


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Assistant General Counsel

                                                             Page 34 of 35 Pages


Date:  May 20, 1999            GEORGE SOROS


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact



Date:  May 20, 1999            STANLEY F. DRUCKENMILLER


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


Date:  May 20, 1999            WINSTON PARTNERS, L.P.

                               By:      Chatterjee Fund Management, L.P.,
                                        General Partner

                                        By:   Purnendu Chatterjee,
                                              General Partner


                                              By: /S/ PETER HURWITZ
                                                  ------------------------------
                                                  Peter Hurwitz
                                                  Attorney-in-Fact

Date:  May 20, 1999            CHATTERJEE FUND MANAGEMENT, L.P.

                               By:      Purnendu Chatterjee,
                                        General Partner


                                        By:  /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact

Date:  May 20, 1999            WINSTON PARTNERS II LDC


                               By:      /S/ PETER HURWITZ
                                        ----------------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact

                                                             Page 35 of 35 Pages


Date:  May 20, 1999            WINSTON PARTNERS II LLC

                               By:      Chatterjee Advisors LLC, its Manager


                                        By:  /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Manager


Date:  May 20, 1999            CHATTERJEE ADVISORS LLC


                               By:      /S/ PETER HURWITZ
                                        ----------------------------------------
                                        Peter Hurwitz
                                        Manager


Date:  May 20, 1999            CHATTERJEE MANAGEMENT COMPANY


                               By:      /S/ PETER HURWITZ
                                        ----------------------------------------
                                        Peter Hurwitz
                                        Vice President


Date: May 20, 1999             PURNENDU CHATTERJEE


                               By:      /S/ PETER HURWITZ
                                        ----------------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact